UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2008

Red Hat, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33162	06-1364380
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

1801 Varsity Drive Raleigh, North Carolina	27606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 754-3700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2008, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Red Hat, Inc. (the “Company”) approved a form of Performance Share Unit Agreement (the “FY09 PSU Agreement”) for use with grants of performance share units (“PSUs”) to executive officers under the Red Hat, Inc. 2004 Long-Term Incentive Plan, as amended. Each PSU represents the right to receive in the future one share of the Company’s common stock, or at the Company’s election, the value of such share, according to a formula specified in the FY09 PSU Agreement and subject to the terms and conditions of the FY09 PSU Agreement. Capitalized terms not defined in this summary are defined in the FY09 PSU Agreement, the form of which is filed as Exhibit 99.1 hereto.

Except as set forth below, the terms of the FY09 PSU Agreement are substantially similar to the terms of the Company’s form of Performance Share Unit Agreement filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 15, 2007. The summary of such terms in the Form 8-K filed with the Securities and Exchange Commission on October 15, 2007 is incorporated by reference herein.

Under the FY09 PSU Agreement, an executive will be granted a performance share unit award for a target number of PSUs (“Target PSUs”), and depending on the Company’s financial performance, the executive may earn up to 200% of the Target PSUs (the “Maximum PSUs”) over a performance period with three separate performance segments corresponding to three fiscal years of the Company (the “Performance Period”). Up to 25% of the Maximum PSUs may be earned in respect of the first performance segment; up to 50% of the Maximum PSUs may be earned in respect of the second performance segment, less the amount earned in the first performance segment; and up to 100% of the Maximum PSUs may be earned in respect of the third performance segment, less the amount earned in the first and second performance segments.

The number of PSUs earned, according to the specified formula in the FY09 PSU Agreement, will be determined based on (i) a comparison of the Company’s performance during each of its fiscal years ending during the Performance Period with respect to Percentage Revenue Growth and Percentage Operating Income Growth (the “Performance Goals”) as compared to the performance of specified peer companies during each such year of the Performance Period with respect to the same Performance Goals and (ii) shareholder return for the one- and three-year periods corresponding to each of the three fiscal years that comprise the Performance Period.

The foregoing description of the terms of the FY09 PSU Agreement does not purport to be complete and is qualified in its entirety by the provisions of the form of Performance Share Unit Agreement Adopted May 2008 filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED HAT, INC.

Date: May 23, 2008	By:	/s/ Michael R. Cunningham
Michael R. Cunningham
General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Form of Performance Share Unit Agreement Adopted May 2008